                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1996 96-9 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1996 to December 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January, 1997.

                                             GREEN TREE FINANCIAL CORP.



                                         BY: /s/Phyllis A. Knight
                                             --------------------------------
                                             Phyllis A. Knight
                                             Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.96%,6.25%,6.41%,6.76%,7.20%,7.69%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                 December 1996

                              CUSIP#'S  393505-QT2,QU9,QV7,QW5,QX3,QY1
                              TRUST ACCOUNT #80-4149300
                              REMITTANCE DATE: 1/17/97

                                                       Total $        Per $1,000
                                                        Amount          Original
                                                       -------       -----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                               $6,127,964.66

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                             0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                          6,127,964.66

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.96%)              5.96%
          b. Class A-1 Interest                      246,317.05       4.47849182
          c. Class A-2 Remittance Rate(6.25%)              6.25%
          d. Class A-2 Interest                      197,916.67       6.59722233
          e. Class A-3 Remittance Rate(6.41%)              6.41%
          f. Class A-3 Interest                      277,410.56       6.76611122
          g. Class A-4 Remittance Rate(6.76%)              6.76%
          h. Class A-4 Interest                      592,251.11       7.13555554
          i. Class A-5 Remittance Rate(7.20%)              7.20%
          j. Class A-5 Interest                      368,600.00       7.60000000
          k. Class A-6 Remittance Rate(7.69%)              7.69%
          l. Class A-6 Interest                      996,389.03       8.11722224

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                      .00              .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.96%, 6.25%, 6.41%, 6.76%, 7.20%, 7.69%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             December 1996 - Page 2

                              CUSIP#'S  393505-QT2, QU9, QV7, QW5, QX3, QY1
                              TRUST ACCOUNT #80-4149300
                              REMITTANCE DATE: 1/17/97

                                                         Total $      Per $1,000
                                                          Amount        Original
                                                         -------      ----------
(4) Remaining:
           a. Unpaid Class A Interest
               Shortfall                                     .00             .00

B.   Principal
     (5)   Formula Principal Distribution
            Amount                                  2,438,741.27             N/A
           a. Scheduled Principal                     514,082.62             N/A
           b. Principal Prepayments                 1,796,325.00             N/A
           c. Liquidated Contracts                           .00             N/A
           d. Repurchases                                    .00             N/A
           e. Current Month Advanced Principal      1,078,392.07             N/A
           f. Prior Month Advanced Principal         (950,058.42)            N/A

     (6)   Pool Scheduled Principal Balance       443,233,687.80

   (6b)    Adjusted Pool Principal Balance        442,155,295.73    982.56732384
   (6c)    Pool Factor                                0.98256732

     (7)   Unpaid Class A Principal Shortfall
          (if any)following prior Remittance date            .00

     (8)   Class A Percentage for such Remittance
           Date                                            92.41%

     (9)   Class A Percentage for the following
           Remittance Date                                 92.37%

      (10) Class A Principal Distribution:
           a. Class A-1                             2,438,741.27     44.34075036
           b. Class A-2                                      .00             .00
           c. Class A-3                                      .00             .00
           d. Class A-4                                      .00             .00
           e. Class A-5                                      .00             .00
           f. Class A-6                                      .00             .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.96%,6.25%,6.41%,6.76%,7.20%,7.69%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                            December 1996 - Page 3

                              CUSIP#'S   393505-QT2, QU9, QV7, QW5, QX3, QY1
                              TRUST ACCOUNT #80-4149300
                              REMITTANCE DATE: 1/17/97

                                                       Total $       Per $1,000
                                                        Amount         Original
                                                       -------       ----------
      (11)  Class A-1 Principal Balance          47,155,295.73     857.36901327
      (11a) Class A-1 Pool Factor                    .85736901

      (12)  Class A-2 Principal Balance          30,000,000.00     1000.0000000
      (12a) Class A-2 Pool Factor                   1.00000000

      (13)  Class A-3 Principal Balance          41,000,000.00     1000.0000000
      (13a) Class A-3 Pool Factor                   1.00000000

      (14)  Class A-4 Principal Balance          83,000,000.00     1000.0000000
      (14a) Class A-4 Pool Factor                   1.00000000

      (15)  Class A-5 Principal Balance          48,500,000.00     1000.0000000
      (15a) Class A-5 Pool Factor                   1.00000000

      (16)  Class A-6 Principal Balance         122,750,000.00     1000.0000000
      (16a) Class A-6 Pool Factor                   1.00000000

     (17)   Unpaid Class A Principal Shortfall
           (if any) following current Remittance
           Date                                            .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.96%, 6.25%, 6.41%, 6.76%, 7.20%, 7.69%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                            December 1996 - Page 4

                               CUSIP#'S  393505-QT2,QU9,QV7,QW5,QX3,QY1
                               TRUST ACCOUNT #80-4149300
                               REMITTANCE DATE: 1/17/97

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

(18)   31-59 days                             1,791,590.79                 48

(19)   60 days or more                          221,228.63                  4

(20)   Current Month Repossessions               83,054.77                  3

(21)   Repossession Inventory                    83,054.77                  3

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date         .05%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                    n/a%

(23) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Remittance Date        .40%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                    n/a%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.96%,6.25%,6.41%,6.76%,7.20%,7.69%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                            December 1996 - Page 5

                              CUSIP#'S   393505-QT2,QU9,QV7,QW5,QX3,QY1
                              TRUST ACCOUNT #80-4149300
                              REMITTANCE DATE: 1/17/97

(24) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                              0%

(25) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date             .00

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided
          by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance
          Date; may not exceed 2.25%)                                       0%

(26) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                              15.69%

(27) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                      .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                                7.59%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.63%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                            December 1996 - Page 6


                              CUSIP#'S  393505-QZ8
                              TRUST ACCOUNT #80-4149300
                              REMITTANCE DATE: 1/17/97

                                                                         Total                        $Per $1,000
                                                                         Amount                         Original
                                                                  ------------------                ---------------
CLASS M1 CERTIFICATES
---------------------
 (28)  Amount available (including Monthly
       Servicing Fee)                                              1,522,458.42

A.     Interest
 (29)  Aggregate interest
       a.  Class M-1 Remittance Rate (7.63%,
            unless Weighted Average Contract
            Rate is below 7.63%)                                           7.63%
       b.  Class M-1 Interest                                        228,900.00                        6.35833333

 (30)  Amount applied to Class M-1 Interest
        Deficiency Amount                                                   .00                                 0

 (31)  Remaining unpaid Class M-1 Interest
        Deficiency Amount                                                   .00                                 0

 (32)  Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall                              .00                                 0

 (33)  Remaining:
       a.  Unpaid Class M-1 Interest Shortfall                              .00                                 0

B.     Principal
 (34)  Formula Principal Distribution Amount                                .00                               N/A
       a.  Scheduled Principal                                              .00                               N/A
       b.  Principal Prepayments                                            .00                               N/A
       c.  Liquidated Contracts                                             .00                               N/A
       d.  Repurchases                                                      .00                               N/A

 (35)  Class M-1 Principal Balance                                36,000,000.00                     1000.00000000
 (35a) Class M-1 Pool Factor                                         1.00000000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%, 8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                            December 1996 - Page 7

                              CUSIP#'S   393505-RA2, RB0
                              TRUST ACCOUNT #80-4149300
                              REMITTANCE DATE: 1/17/97

 (36) Class M-1 Percentage for such Remittance
      Date                                                                  .00%

                                                                          Total  $                   Per $1,000
                                                                          Amount                      Original
                                                                   ------------------             ----------------
 (37)  Class M-1 Principal Distribution:
       a. Class M-1 (current)                                                     .00                   0.00000000
       b. Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                                                    .00

 (38)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date                                 .00

 (39)  Class M-1 Percentage for the following
       Remittance Date                                                            .00%

Class B1 Certificates
-----------------------
 (1)   Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                                                    1,293,558.42

 (2)   Class B-1 Remittance Rate (7.65% unless
       Weighted Average Contract Rate is below 7.65%)                            7.65%

 (3)   Aggregate Class B1 Interest                                         114,750.00                   6.37500000

 (4)   Amount applied to Unpaid Class
       B1 Interest Shortfall                                                      .00                          .00

 (5)   Remaining unpaid Class B1
       Interest Shortfall                                                         .00                          .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                            December 1996 - Page 8

                              CUSIP#'S   393505-RA2,RB0
                              TRUST ACCOUNT #80-4149300
                              REMITTANCE DATE: 1/17/97

 (6)   Amount applied to Class B1 Interest
       Deficiency Amount                                                    .00

 (7)   Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                                    .00

 (8)   Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date                             .00

 (8a)  Class B Percentage for such Remittance Date                          .00

                                                                       Total  $                 Per $1,000
                                                                         Amount                   Original
                                                                  ----------------           ---------------
     (9)Current Principal (Class B Percentage of
        Formula Principal Distribution Amount)                                 .00

     (10a)  Class B1 Principal Shortfall                                       .00

     (10b)  Unpaid Class B1 Principal Shortfall                                .00

     (11)   Class B Principal Balance                                33,750,000.00

     (12)   Class B1 Principal Balance                                18,000,000.00


Class B2 Certificates
---------------------
 (13)  Remaining Amount Available                                      1,178,808.42

 (14)  Class B-2 Remittance Rate (8.11%
       unless Weighted Average Contract
       Rate is less than 8.11%)                                                8.11%

 (15)  Aggregate Class B2 Interest                                       106,443.75               6.75833333

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                            December 1996 - Page 9

                              CUSIP#'S  393505-RA2.RB0
                              TRUST ACCOUNT #80-4149300
                              REMITTANCE DATE: 1/17/97

 (16)  Amount applied to Unpaid Class
       B2 Interest Shortfall                                                .00                               .00

 (17)  (Remaining Unpaid Class B2 Interest Shortfall                        .00                               .00

 (18)  Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date                             .00

 (19)  Class B2 Principal Liquidation Loss Amount                           .00

 (20)  Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                                                 .00

 (21)  Guarantee Payment                                                    .00

 (22)  Class B2 Principal Balance                                 15,750,000.00

                                                                         Total  $                 Per $1,000
                                                                         Amount                     Original
                                                                    ----------------           ---------------
 (23)  Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green
       Tree Financial Corporation is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B-2 Distribution Amount; if the Company
       or Green Tree Financial Corporation
       is the Servicer)                                              185,643.37

 (24)  3% Guarantee                                                         .00

 (25)  Class C Residual Payment                                             .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                              CLASS BCERTIFICATES
                                MONTHLY REPORT
                            December 1996 - Page 10


                              CUSIP#'S  393505-RA2,RB0
                              TRUST ACCOUNT #80-4149300
                              REMITTANCE DATE: 1/17/97

 (26)  Class M-1 Interest Deficiency on such
       Remittance Date                                                      .00

 (27)  Class B-1 Interest Deficiency on such
       Remittance Date                                                      .00

 (28)  Repossessed Contracts                                          83,054.77

 (29)  Repossessed Contracts Remaining
       in Inventory                                                   83,054.77

 (30)  Weighted Average Contract Rate                                  10.47306